UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

July 15, 2011
Date of Report (date of Earliest Event Reported)

VELATEL GLOBAL COMMUNICATIONS, INC.

(formerly CHINA TEL GROUP, INC.)
(Exact Name of Registrant as Specified in its Charter)

NEVADA		98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 155, San Diego, CA  92130
 (Address of principal executive offices and zip code)

(760) 230-8986
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

On May 20, 2011, VelaTel Global Communications, Inc. (formerly China Tel Group, Inc.)1, a Nevada corporation and the registrant responsible for the filing of this current report on Form 8-K (“the Company”) issued 11,900,094 shares of its Series A common stock (“Stock”).  The consideration the Company received in exchange for the issuance of these shares was reduction of accounts payable in the amount of $2,911,254 for professional services previously performed.

On May 25, 2011, the Company issued 398,042 shares of Stock.  The consideration the Company received in exchange for the issuance of these shares was reduction of debt owed pursuant to settlement of a liability under a convertible promissory note.  However, this issuance corrected an error in a prior issuance of 659,782 shares issued on May 2, 2011 and previously disclosed in the Company’s quarterly report on Form 10-Q, filed May 16, 2011 for the period ending March 31, 2011.

On June 2, 2011, the Company issued 1,046,334 shares of Stock.  The consideration the Company received in exchange for the issuance of these shares was the reduction of $154,125 debt owed pursuant to settlement of a liability under a convertible promissory note.

On July 5, 2011, the Company issued 1,257,137 shares of Stock.  The consideration the Company received in exchange for the issuance of these shares was the reduction of $154,125 debt owed pursuant to settlement of a liability under a convertible promissory note.

On July 14, 2011, the Company issued 12,754,179 shares of Stock.  The consideration the Company received in exchange for the issuance of these shares was reduction of accounts payable in the amount of $2,916,502 for services previously performed.

On July 14, 2011, the Company issued 166,670 shares of Stock.  The consideration the Company received in exchange for the issuance of these shares was partial agreed payment for current services performed.

On July 15, 2011, the Company issued 37,500,000 options to purchase shares of Stock at an exercise price of $0.13 per share.  The options were issued to eligible recipients under the Company’s 2011 Stock Option and Incentive Plan (“Plan”), which Plan was previously disclosed and approved under Definitive Information Statement filed on Schedule 14C on June 10, 2011.  All options were fully vested upon issuance and constitute non-statutory options under the terms of the Plan.

The aggregate number of shares of Stock the Company has issued, plus securities issuable upon exercise of options the Company has issued, as disclosed in this current report on Form 8-K, exceeds in the aggregate five percent of the number of shares of Stock that were issued and outstanding as of May 16, 2011 when the Company last reported unregistered sales of equity securities in its quarterly report on Form 10-Q for the period ending March 31, 2011.  The last issuance described in the preceding paragraph was the triggering event necessitating the filing of this current report.

None of the Stock, options and securities issuable upon exercise of options described in this current report on Form 8-K are currently registered under the Securities Act of 1933, as amended (“Act”), and may not be sold or otherwise transferred unless registered in accordance with the Act, or unless an exemption from registration is established, or unless sold pursuant to Rule 144 of the Act.

______________
1
Effective July 6, 2011, the Company filed a certificate of amendment of its articles of incorporation to change its name. Some events described in this current report on Form 8-K occurred before and some after the effective date of the name change.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 21, 2011

VELATEL GLOBAL COMMUNICATIONS, INC.

By: /s/ George Alvarez
Name: George Alvarez
Title: Chief Executive Officer